Supplement to
Fidelity's
Massachusetts
Municipal Funds
March 31, 2006
Prospectus

Shareholder Meeting. On or about July 19, 2006, a meeting of the shareholders of Fidelity® Massachusetts AMT Tax-Free Money Market Fund, Fidelity Massachusetts Municipal Income Fund, and Fidelity Massachusetts Municipal Money Market Fund, will be held to vote on various proposals. Shareholders of record on May 22, 2006 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

MAS-06-01 May 22, 2006
1.479536.121